Exhibit 99.1

Sunny Holcomb

(914) 288-8100

ACADIA REALTY TRUST APPOINTS KENNETH A. MCINTYRE TO THE BOARD OF TRUSTEES

RYE, NY – March 3, 2021 – Acadia Realty Trust (NYSE: AKR) (“Acadia” or the “Company”) today announced the election by the board of trustees of the Company (the “Board”) of Kenneth A. McIntyre as an independent trustee, effective March 1, 2021. Mr. McIntyre was also appointed to the Nominating and Corporate Governance Committee of the Board. This election expands Acadia’s Board to nine trustees, eight of whom are independent.

Mr. McIntyre has over 25 years of experience in the commercial real estate industry. He is the Chief Executive Officer of the Real Estate Executive Council (REEC), a trade association for minority executives in the commercial real estate industry, and the founder and Managing Principal of PassPort Real Estate, LLC, a New York-based consulting firm focused on commercial real estate, infrastructure and diversity. Mr. McIntyre previously served as the Executive Advisor for the Office of Diversity and Inclusion at the Port Authority of New York and New Jersey, and as the Executive Director for REAP (The Real Estate Associates Program), a non-profit that is focused on increasing the diversity of talent in the commercial real estate industry. Mr. McIntyre was a Senior Vice President and Head of Commercial Real Estate at Hudson City Savings Bank from May 2014 to May 2016. Prior to joining Hudson City Savings Bank, Mr. McIntyre was a Managing Director in MetLife’s Real Estate Investments Group where he was also a voting member of the Investment Committee for Commercial Mortgages. Prior to joining MetLife, Mr. McIntyre held senior origination and relationship management roles at KeyBank, GE Capital, UBS and Chase.

Mr. McIntyre is currently a member of the Board of Directors of Newmark Group, Inc. (Nasdaq: NMRK), where he serves as a member of the ESG, Audit and Compensation Committees, and of The Real Estate Roundtable, where he serves on the Equity, Diversity and Inclusion Committee. Mr. McIntyre is also a Member of the Board of Governors for the Real Estate Board of New York. In addition, Mr. McIntyre serves on the Boards of the National Jazz Museum of Harlem, the Yorkville Youth Athletic Association, and R*E*N*T, and is a member of the Advisory Board for Council of Urban Real Estate (CURE, f/k/a African American Real Estate Professionals of New York).

Mr. McIntyre earned a B.S. in Economics with a concentration in Finance from Florida A&M University.

“Ken brings extensive industry expertise and sophistication, and we are fortunate to welcome him as a Trustee,” stated Lee S. Wielansky, Lead Trustee of the Board. “We believe his experience and perspective will be a valuable addition to the conversation as we continue to thoughtfully execute a differentiated real estate investment strategy focused on delivering attractive growth in an evolving retailing environment.”

About Acadia Realty Trust

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth via its dual – Core Portfolio and Fund – operating platforms and its disciplined, location-driven investment strategy. Acadia Realty Trust is accomplishing this goal by building a best-in-class core real estate portfolio with meaningful concentrations of assets in the nation’s most dynamic corridors; making profitable opportunistic and value-add investments through its series of discretionary, institutional funds; and maintaining a strong balance sheet. For further information, please visit www.acadiarealty.com.

The Company uses, and intends to use, the Investors page of its website, which can be found at www.acadiarealty.com, as a means of disclosing material nonpublic information and of complying with its disclosure obligations under Regulation FD, including, without limitation, through the posting of investor

Exhibit 99.1

presentations that may include material nonpublic information. Accordingly, investors should monitor the Investors page, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, the website is not incorporated by reference into, and is not a part of, this document.

Safe Harbor Statement

Certain statements in this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project,” or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results and financial performance to be materially different from future results and financial performance expressed or implied by such forward-looking statements, including, but not limited to: (i) economic, political and social uncertainty surrounding the COVID-19 Pandemic, including (a) the effectiveness or lack of effectiveness of governmental relief in providing assistance to large and small businesses, including the Company’s tenants, that have suffered significant declines in revenues as a result of mandatory business shut-downs, “shelter-in-place” or “stay-at-home” orders and social distancing practices, as well as individuals adversely impacted by the COVID-19 Pandemic, (b) the duration of any such orders or other formal recommendations for social distancing and the speed and extent to which revenues of the Company’s retail tenants recover following the lifting of any such orders or recommendations, (c) temporary or permanent migration out of major cities by customers, including cities where the Company’s properties are located, which may have a negative impact on the Company’s tenants’ businesses, (d) the potential impact of any such events on the obligations of the Company’s tenants to make rent and other payments or honor other commitments under existing leases, (e) to the extent we were seeking to sell properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices, (f) the potential adverse impact on returns from development and redevelopment projects, and (g) the broader impact of the severe economic contraction and increase in unemployment that has occurred in the short term and negative consequences that will occur if these trends are not quickly reversed; (ii) the ability and willingness of the Company’s tenants (in particular its major tenants) and other third parties to satisfy their obligations under their respective contractual arrangements with the Company; (iii) macroeconomic conditions, such as a disruption of or lack of access to the capital markets; (iv) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (v) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and their effect on the Company’s revenues, earnings and funding sources; (vi) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of the London Interbank Offered Rate after 2021; (vii) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (viii) the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (ix) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (x) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (xi) the Company’s liability for environmental matters; (xii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiii) uninsured losses; (xiv) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xv) information technology security breaches, including increased cybersecurity risks relating to the use of remote technology during the COVID-19 Pandemic; and (xvi) the loss of key executives. The risks described above are not exhaustive and additional factors could adversely affect the Company’s business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and other periodic or current reports the Company files with the SEC.

Exhibit 99.1

Any forward-looking statements in this press release speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in the events, conditions or circumstances on which such forward-looking statements are based.